UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2026

SURGEPAYS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40992	98-0550352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3124 Brother Blvd., Suite 104

Bartlett, TN 38133

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (901) 302-9587

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SURG	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On August 5, 2026, SurgePays, Inc. (the “Company”) issued a press release announcing the formation of Redline Wireless Group, LLC (“Redline”), a Wyoming limited liability company established as a joint venture between the Company and one of the largest wireless master distribution organizations in the United States, to market, distribute, and support prepaid wireless services in the United States on a nationwide independent dealer footprint utilizing the Company’s LinkUp Mobile consumer prepaid wireless brand, MVNO platform, billing and provisioning software, and operations center. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On August 3, 2026, the Company and the Contributing Member (as defined below) formed Redline Wireless Group, LLC (“Redline”), a Wyoming limited liability company (the “Formation”). Redline is expected to have the following characteristics:

Structure and Ownership

Redline will be owned 51% by the Company, as controlling and managing member (“Managing Member”), and 49% by one of the largest wireless master distribution organizations in the United States (or an entity designated by such organization), as noncontrolling member (the “Contributing Member”).

Governance

Redline will be governed by a six-member board of directors, with three directors appointed by the Company and three directors appointed by the Contributing Member. Brian Cox, Chief Executive Officer of the Company, will serve as chair of the board of directors of Redline, with a casting vote in the event of a deadlock. All material matters of Redline, including the annual operating budget, incurrence of indebtedness, capital expenditures above specified thresholds, related party transactions, distributions, transfers of membership interests, and the admission of additional members, will require the affirmative approval of the Board.

Company Contributions

The Company’s contributions to Redline will consist entirely of in-kind assets and services and will not include the transfer or assignment of the Company’s direct carrier relationships or wholesale MVNO agreements, which the Company will retain at the SurgePays, Inc. corporate level. The Company’s in-kind contributions and rights that will be made available to Redline include the rights to use the LinkUp Mobile consumer prepaid wireless brand and related intellectual property (which will be licensed to Redline pursuant to an Intellectual Property License Agreement), access to the Company’s MVNO platform, and the Company’s billing, provisioning, customer service, technical support, and back office systems, together with the Company’s operations center and general and administrative infrastructure, in each case to be made available to Redline pursuant to a Master Services Agreement priced at documented cost as a pure pass through with no markup or management fee at the parent to subsidiary level. The Company does not expect to make any cash capital contribution to Redline in connection with the Formation.

Carrier Relationships

The Company’s direct carrier relationships and wholesale MVNO agreements will not be contributed to Redline. Those relationships and agreements will be retained by the Company at the SurgePays, Inc. corporate level. Redline will be granted rights to utilize the Company’s carrier rails for the marketing, distribution, and support of prepaid wireless services under the LinkUp Mobile brand pursuant to the Master Services Agreement. Redline’s ability to utilize the Company’s carrier rails will be subject to any consents required under the Company’s existing carrier agreements.

Contributing Member Contributions

The Contributing Member will contribute to Redline access to its national independent dealer prepaid wireless distribution channel of more than 20,000 active independent dealers, an exclusive right for Redline to distribute prepaid wireless services on the Company contributed carrier rails through such channel, and related restrictive covenants of the Contributing Member and its principals with respect to competing prepaid wireless distribution activities.

LinkUp Mobile Brand

Redline will operate its consumer prepaid wireless business under the LinkUp Mobile brand. The LinkUp Mobile brand and related intellectual property will remain owned by the Company and will be licensed to Redline pursuant to an Intellectual Property License Agreement.

Accounting Treatment

The Company intends to consolidate Redline as a majority owned controlled subsidiary in accordance with Accounting Standards Codification 810, Consolidation, with the Contributing Member’s 49% economic interest reported as a noncontrolling interest in the Company’s consolidated financial statements.

Expected Cash Flow Profile

The Company currently expects Redline to be cash flow positive from its first month of commercial operations. Actual results may differ from this expectation. See “Forward-Looking Statements” below.

Closing Conditions

Certain rights of Redline under the Master Services Agreement, including its ability to utilize the Company’s carrier rails, will be subject to the satisfaction of customary closing conditions, including the receipt of any consents required under the Company’s existing carrier agreements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of SurgePays, Inc., dated August 5, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 hereto, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, and such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (15 U.S.C. §78u-5). Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the Company’s current beliefs, expectations, and assumptions regarding the future of its business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions, including with respect to the formation and operations of Redline Wireless Group, LLC, the in-kind nature of the Company’s contributions to Redline, the absence of any expected cash capital contribution by the Company to Redline in connection with the Formation, the entry into an Intellectual Property License Agreement or Master Services Agreement, the expectation that Redline will be cash flow positive from its first month of commercial operations, the future subscriber growth of Redline and the LinkUp Mobile brand, including the parties’ shared objective of exceeding 1 million subscribers, the parties’ internal financial projections for Redline, comparisons of Redline’s projected revenue and profitability to the historical results of prior SurgePays subsidiaries, the intended consolidation of Redline in the Company’s financial statements under Accounting Standards Codification 810, and the parties’ ability to satisfy customary closing conditions, including applicable carrier consents. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. The Company’s actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, readers should not rely on any of these forward-looking statements. Important factors that could cause the Company’s actual results and financial condition to differ materially from those indicated in the forward-looking statements are discussed or identified in the Company’s filings with the Securities and Exchange Commission, including the risk factors contained in its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by these cautionary statements. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update these statements as a result of new information or future events, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGEPAYS, INC.

Date: August 5, 2026	By:	/s/ Kevin Brian Cox
	Name:	Kevin Brian Cox
	Title:	Chief Executive Officer